Exhibit 99.2
                                                                    ------------


          Attachment to Form 4 in accordance with instruction 4(b)(v).
                         FORM 4 JOINT FILER INFORMATION


Name and Address:                        D. E. Shaw & Co., L.P.
                                         120 West Forty-Fifth Street
                                         Floor 39, Tower 45
                                         New York, NY 10036
Date of Event Requiring Statement:       10/16/05
Issuer and Ticker Symbol:                The Boyds Collection, Ltd. (BOYD)
Relationship to Issuer:                  Other (see footnote 1)
Designated Filer:                        D. E. Shaw Laminar Portfolios, L.L.C.
Title of Security:                       Common Stock
Amount of Securities Beneficially Owned: 11,795,725
Ownership Form:                          See footnote 1
Signature:                               See attached signature page



Name and Address:                        D. E. Shaw & Co., L.L.C.
                                         120 West Forty-Fifth Street
                                         Floor 39, Tower 45
                                         New York, NY 10036
Date of Event Requiring Statement:       10/16/05
Issuer and Ticker Symbol:                The Boyds Collection, Ltd. (BOYD)
Relationship to Issuer:                  Other (see footnote 1)
Designated Filer:                        D. E. Shaw Laminar Portfolios, L.L.C.
Title of Security:                       Common Stock
Amount of Securities Beneficially Owned: 11,795,725
Ownership Form:                          See footnote 1
Signature:                               See attached signature page


Name and Address:                        David E. Shaw
                                         120 West Forty-Fifth Street
                                         Floor 39, Tower 45
                                         New York, NY 10036
Date of Event Requiring Statement:       10/16/05
Issuer and Ticker Symbol:                The Boyds Collection, Ltd. (BOYD)
Relationship to Issuer:                  Other (see footnote 1)
Designated Filer:                        D. E. Shaw Laminar Portfolios, L.L.C.
Title of Security:                       Common Stock
Amount of Securities Beneficially Owned: 11,795,725
Ownership Form:                          See footnote 1
Signature:                               See attached signature page

                                        D. E. SHAW & CO., L.P.

                                        By:  /s/ Julius Gaudio
                                            ------------------------------------
                                            Name: Julius Gaudio
                                            Title: Managing Director


                                        D. E. SHAW & CO., L.L.C.

                                        By:  /s/ Julius Gaudio
                                            ------------------------------------
                                            Name: Julius Gaudio
                                            Title: Managing Director


                                        DAVID E. SHAW

                                        By:  /s/ Julius Gaudio
                                            ------------------------------------
                                            Name: Julius Gaudio
                                            Title: Attorney-in-Fact for
                                                   David E. Shaw